UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2024
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Park Hotels & Resorts Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
(571) 302-5757
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 19, 2024, Park Hotels & Resorts Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders voted, among other things, to approve an amendment (the “Officer Exculpation Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law, as further described in “Proposal 2: Approval and Adoption of the Amendment to the Amended and Restated Certificate of Incorporation” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 8, 2024 (the “2024 Proxy Statement”).
Following approval by the stockholders of the Officer Exculpation Amendment at the Annual Meeting, on April 19, 2024, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to give effect to the Officer Exculpation Amendment.
The foregoing descriptions of the Officer Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 19, 2024. Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the 2024 Proxy Statement.
Proposal 1. Election of Directors
The Company’s stockholders elected the nine persons listed below to serve as directors until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	164,273,139	9,691,452	1,068,789	9,376,305
Patricia M. Bedient	173,443,473	1,508,858	81,049	9,376,305
Thomas D. Eckert	171,054,239	3,895,752	83,389	9,376,305
Geoffrey M. Garrett	171,090,207	2,946,238	996,935	9,376,305
Christie B. Kelly	173,521,916	1,430,058	81,406	9,376,305
Terri D. McClements	173,701,996	334,629	996,755	9,376,305
Thomas A. Natelli	173,490,988	1,456,210	86,182	9,376,305
Timothy J. Naughton	168,781,224	6,165,251	86,905	9,376,305
Stephen I. Sadove	165,539,132	9,408,053	86,195	9,376,305

Proposal 2. Vote to Approve the and Adopt the Amendment to the Amended and Restated Certificate of Incorporation
The Company’s stockholders approved the Amendment to the Company’s Existing Charter based upon the following votes:

For	Against	Abstain	Broker Non-Votes
161,692,465	13,207,062	133,853	9,376,305

Proposal 3. Advisory Vote to Approve Compensation of Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
164,962,634	9,862,902	207,844	9,376,305

Proposal 4. Ratification of the Appointment of Ernst & Young LLP
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
182,266,709	2,041,190	101,786	----
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc., dated April 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 19, 2024	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer